Research and Development Costs	3 Months Ended
Mar. 31, 2025
Research and development costs [Abstract]
Research and Development Costs

15. Research and Development Costs

Research and development costs amount to € 12,323,000 for the three month period ended March 31, 2025 (three month period ended March 31, 2024: € 9,283,000) and are comprised of allocated employee costs including share-based payments, the costs of materials and laboratory consumables, outsourced activities, license and intellectual property costs and other allocated costs. Research and development costs increased compared to the same period in the prior year, mainly due to the Company’s increased outsourced research and development activities and full time employee equivalents (“FTE”) in the three month period of 2025.